UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
July 9, 2009
Date of Report
(Date of earliest event reported)
True North Finance Corporation
(Formerly CS Financing Corporation)
(Exact Name of Registrant as Specified in Charter)

Delaware	333-129919	20-3345780

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification No.)
Incorporation)
4999 France Avenue South, Suite 248, Minneapolis, Minnesota 55410

(Address of Principal Executive Offices) (ZIP Code)
Registrant’s telephone number, including area code: (952) 358-6120
(Former Address 21 Tamal Vista Blvd., Suite 230, Corte Madera, CA 94925)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Explanatory Note
On July 9, 2009, True North Finance Corporation (“TN”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the completion of its acquisition of a limited partnership interest in Capital Solutions Monthly Income Fund, L.P. (“CSMIF”) and its acquisition of CS Fund General Partner, LLC (the general partner of CSMIF). This amendment to the Initial Form 8-K amends and supplements the Initial Form 8-K to provide the required financial statements and pro forma financial information that were not filed with the Initial Form 8-K and that are permitted to be filed by this amendment.

Items 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1
EX-99.2
EX-99.3

Items 9.01 Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
The audited financial statements of Capital Solutions Monthly Income Fund as of December 31, 2008, including the report of its independent registered public accounting firm, L.L. Bradford & Company, LLC, are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by reference. The audited financial statements of CS Fund General Partners LLC as of December 31, 2008, including the report of its independent registered public accounting firm, L.L. Bradford & Company, LLC, are filed as Exhibit 99.2 to this Amendment No. 1, and incorporated herein by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined final statements and related notes thereto describing the pro forma effect to the mergers and stock purchase and the other transactions on the Company’s (i) unaudited condensed combined balance sheet as of December 31, 2008, and (ii) unaudited statements of operations for the year ended December 31, 2008, are filed herewith as Exhibit 99.3 and are incorporated herein by reference.
(d) Exhibits.

Exhibit
Number	Exhibit	Method of Filing
99.1	Audited Financial Statements of Capital Solutions Monthly Income Fund, L.P. as of December 31, 2008, and for the year then ended.	Filed herewith.

99.2	Audited Financial Statement of CS Fund General Partners LLC as of December 31, 2008, and for the year then ended.	Filed herewith.

99.3	Unaudited Pro Forma Condensed Combined Financial Statements and Related Notes Thereto as of December 31, 2008, and for the year then ended.	Filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUE NORTH FINANCE CORPORATION
Date: September 16, 2009	By:	/s/ Todd A. Duckson
TODD A. DUCKSON,
President of the Company